Exhibit 10.5

AMENDMENT TO THE

AMENDED AND RESTATED EXECUTIVE OFFICER BENEFITS AGREEMENT

This AMENDMENT TO THE AMENDED AND RESTATED EXECUTIVE OFFICER BENEFITS AGREEMENT (this “Amendment”) is made and entered into as of January 28, 2025 by and between Power Integrations, Inc., a Delaware Corporation (the “Company”) and Sunil Gupta (“Executive’’).

RECITALS

A.The Company and Executive previously entered into an Amended and Restated Executive Officer Benefits Agreement by and between the Company and Executive, dated February 1, 2021, as amended (the “Agreement”).
B.Pursuant to this Amendment, the Company and Executive have agreed to a clarifying amendment to the Agreement, which amendment is intended to afford Executive a Prorated Portion of shares subject to Performance Stock Awards granted in connection with Executive’s Annual Performance Bonus (i.e., those awards with a performance period not greater than one (1) year) in the event of Executive’s retirement, death or Permanent Disability (capitalized terms in this Amendment shall have the meanings ascribed to them in the Agreement).

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows

1.	The following shall be and hereby is added at the end of Section 5(b)(ii) (“Performance Stock Awards”) of the Agreement:

“; and a Prorated Portion of all shares subject to Performance Stock Awards granted in connection with Executive’s Annual Performance Bonus (i.e., those awards with a performance period not greater than one (1) year) shall vest at such Performance Level as determined by the Board of Directors or Compensation Committee on the date of such determination; and”

2.All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment.
3.This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement, other than as set forth herein.
4.This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
5.This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, without regard to such state’s of conflict of laws rules.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

POWER INTEGRATIONS, INC.
By:	/s/ BALU BALAKRISHNAN
Print Name:	Balu Balakrishnan
Title:	President and CEO

EXECUTIVE
By:	/s/ SUNIL GUPTA
Print Name:	Sunil Gupta
Title:	VP of Operations